Exhibit 32.1
CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB (the "Report") of WI-TRON, INC. (the "Company") for the quarter ended September 30, 2007, I, John C. Lee, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Wi-Tron, Inc., and will be retained by Wi-Tron, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ John C. Lee	November 19, 2007
John C. Lee
Chief Executive Officer